Prospera Income ETF THRV Listed on Nasdaq, Inc. Summary Prospectus April 30, 2026 www.prosperafunds.com
Before you invest, you may want to review the Prospera Income ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, and other information about the Fund online at www.prosperafunds.com. You can also get this information at no cost by calling 1 (843) 310-3633 or by sending an e-mail request to ir@prosperafunds.com.
Investment Objective
Prospera Income ETF (the “Fund”) seeks to provide income and capital preservation.
Fund Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses(1)	0.60%
Total Annual Fund Operating Expenses	1.80%
(1) “Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from holding the shares of other mutual funds, including money market funds and exchange traded funds. AFFE are estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$183	$566	$975	$2,116
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s portfolio performance. During the period from inception (September 29, 2025) through December 31, 2025 the Fund’s turnover rate was 248%.
Principal Investment Strategies of the Fund
The Fund is an actively-managed exchange-traded fund (“ETF”) that is designed as a multi-asset income strategy and pursues its investment objective by investing in publicly traded fixed income ETFs, publicly traded closed-end funds (“CEFs”) and other registered investment companies, sponsored American Depositary Receipts (“ADRs”), common stock, commodities and fixed income securities. The Fund expects to invest in CEFs and other registered investment companies, including other ETFs (together, “Underlying Funds”) that invest in equity and fixed income securities. To the extent that the Fund invests in non-publicly traded CEFs, the Fund’s investment in such CEFs shall be limited to no more than 15% of the Fund’s assets. The Fund seeks income from interest payments and dividends and seeks capital gains through short-term trading strategies. The Fund invests without restriction as to market sectors, market capitalizations, currency or country.
Prospera Funds, Inc. (the “Adviser”) identifies and invests in Underlying Funds based on its evaluation of a number of factors, including liquidity, underlying holdings, historical performance, including events that could negatively affect an Underlying’s Fund’s performance or value in the near future, such as loss of key personnel or geopolitical events, management, discount gap between its share price and its net asset value (“NAV”) , the source of the discount, fees and other expenses, tax considerations, the extent to which it is leveraged, and its distribution payment cycle. Based on these and other factors, the Adviser attempts to exploit pricing inefficiencies through tactical trading, and t he Fund may engage in short-term trading. In seeking to maximize value, the Fund may invest in Underlying Funds that are, or the Adviser believes may become, the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to eliminate or reduce the discount to the Underlying Fund’s NAV.
The Fund and Underlying Funds may invest in securities with a range of maturities from short- to long-term, and in investment-grade and below-investment-grade securities (“junk bonds”). Below-investment-grade securities are those rated below B by Moody’s Investor Services or equivalently by another nationally recognized statistical rating organization as well as non-rated securities. The Fund and Underlying Funds also may invest in foreign and emerging or frontier markets securities (including through ADRs or other securities convertible into securities of foreign issuers), mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock. Underlying Funds may also make short sales of securities or maintain a short position. For purposes of the foregoing, the Fund defines emerging securities as a security in which the security’s primary trading market is in any country which the International Monetary Fund, the World Bank, the International Finance Corporation, the United Nations defines as having an emerging or developing economy (such country, an “Emerging Market Country”), or the issuer of such security is organized under the laws of, has its principal office in, or derives the majority of its annual revenue from goods produced, sales made, or services performed in, any Emerging Market Country. Frontier market securities as a subset of “emerging markets,” in which the security’s primary trading market represents countries that generally have smaller economies or less developed capital markets than traditional emerging market countries. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.
The Fund may lend its portfolio securities to generate additional income.
The Adviser may sell a security or reduce its position if:
•The original investment thesis for a company’s securities is no longer valid;
•A more attractively priced security is found; or
•The security becomes overvalued relative to the long-term expectation.
The Fund may invest up to 10% of its total assets in a systematic derivatives overlay program intended to manage downside risk and seek opportunistic returns during periods of expected market volatility. This strategy will be directed by the Fund’s portfolio management team and implemented solely through the purchase of listed options on U.S. equity indexes, ETFs or the CBOE Volatility Index (VIX). The Fund may engage in frequent trading of its portfolio resulting in a higher portfolio turnover rate.

In certain market conditions, the Adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period of time. The Fund expects that it may maintain substantial cash positions when the Adviser determines that such cash holdings, given the risks the Adviser believes to be present in the market, are more beneficial to shareholders than investment in additional securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.
The Fund does not directly invest in commodities. The Fund obtains indirect exposure, up to 20% of the Fund’s portfolio, to commodities through commodity-related investments. A “commodity” refers to a physical good or raw material, such as gold, silver, other precious metals, oil, natural gas, agricultural products, and other natural resources, the price of which is subject to supply and demand fluctuations. “Commodity-related investments” refers to securities and financial instruments that provide exposure to the price movements of one or more commodities without requiring direct ownership of physical commodities. Commodity-related exposure obtained through Underlying Funds or other pooled vehicles may be achieved through instruments such as physical commodities, commodity futures and forwards, commodity-linked notes, swaps, or investments in commodity producers and related industries.
The Fund does not directly invest in commodities. The Fund obtains indirect exposure, up to 20% of the Fund’s portfolio, to commodities through commodity-related investments. A “commodity” refers to a physical good or raw material, such as gold, silver, other precious metals, oil, natural gas, agricultural products, and other natural resources, the price of which is subject to supply and demand fluctuations. “Commodity-related investments” refers to securities and financial instruments that provide exposure to the price movements of one or more commodities without requiring direct ownership of physical commodities. Commodity-related exposure obtained through Underlying Funds or other pooled vehicles may be achieved through instruments such as physical commodities, commodity futures and forwards, commodity-linked notes, swaps, or investments in commodity producers and related industries.
Principal Risks of Investing in the Fund
As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below. The risks provided below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to such risks.
Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting such fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.
oAnti-Takeover Provision Risk. Investors in closed-end funds are subject to the risk that the organizational documents of a closed-end fund may include provisions that could limit the ability of other entities or persons to acquire control of the closed-end funds or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the closed-end funds.
oSecondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading loss.
Derivatives Risk and Strategy Usage. The Fund may invest up to 10% of its total assets in listed derivatives as part of a systematic overlay strategy. The Fund’s use of derivatives is limited to exchange-traded options on U.S. equity indices, ETFs and the CBOE Volatility Index (VIX), and is intended primarily for risk management purposes, including hedging against broad market volatility, drawdown risk, and systemic dislocation.
The derivatives overlay is actively managed and may also be employed to opportunistically enhance risk-adjusted returns during periods of elevated market stress, where volatility instruments may offer asymmetric payoff profiles. Derivative exposure will be monitored and managed in accordance with the Fund’s Derivatives Risk Management Program (DRMP) adopted under Rule 18f-4 of the Investment Company Act of 1940, as amended (the “1940” Act).
Derivative transactions may expose the Fund to risks such as counterparty risk, volatility mismatch, correlation risk, liquidity constraints, and valuation uncertainty, particularly in fast-moving markets. The notional exposure of derivatives will be capped at 10% of the Fund’s total assets at the time of investment, and the Fund will not employ leverage through derivatives.
While the overlay is designed to stabilize NAV and reduce downside participation, there can be no assurance that the use of derivatives will be effective, and the Fund may experience losses or underperformance due to adverse market conditions or implementation risk.
Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.
Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transaction Risk. Unlike most ETFs, the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.
Equity Risk. The NAV of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.
Fixed Income Risk. The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the portfolio. As a result, for the present, interest rate risk may be heightened. The value of a debt security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Issuers may also default.
Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the U.S. or elsewhere, for shares of a foreign- based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.
High Yield Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price and junk bonds are considered speculative.
Interest Rate Risk. Interest rate risk is the risk that fixed income security prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities tend to be more sensitive to interest rates than securities with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Current economic conditions may result in rising interest rates, which in turn may result in a decline in the value of the fixed income security investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.
Market Trading Risk . Shares of the Fund may trade on the Nasdaq Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.
Cash Position Risk. If the Fund invests a substantial portion of its assets in money market instruments for extended periods of time, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective, as the limited returns of cash or money market instruments may lag other investments in a strong market.
Large Shareholder Risk. The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV liquidity. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that the large shareholder can purchase or redeem a significant percentage of Fund shares at any time.
Preferred Securities Risk. Preferred securities are subject to credit risk and interest rate risk. Interest rate risk is, in general, that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders or preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.
Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. There may also be less reliability or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy.
Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
Commodity-Related Investments Risk. The Fund may obtain exposure to commodities or commodity-related investments (including gold and other precious metals) directly or indirectly, including through Underlying Funds, CEFs, ETFs, or equity securities of commodity-linked companies such as mining issuers. Commodity prices can be highly volatile and may be affected by factors such as inflation expectations, interest rates, currency movements, geopolitical events, regulation, and changes in supply and demand, which may cause the value of the Fund’s investments to fluctuate significantly. Commodity-related exposure obtained through pooled vehicles or derivatives may also involve additional risks, including leverage, liquidity, roll costs, counterparty risk, and tax or regulatory changes, and commodity-linked CEFs may trade at discounts or premiums to NAV that can widen during periods of market stress.
Frontier Markets Risk. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Economic, political, illiquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.
Currency Risk. Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because the Fund’s NAV is determined on the basis of U.S. dollars, the Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.
Portfolio Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities will also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
Fluctuation of Net Asset Value Risk . As with all ETFs, shares may be bought and sold in the secondary market at market prices. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. The Fund’s market price may deviate from the value of its underlying portfolio holdings. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Fund’s shares.
ETF Risk. ETFs involve duplication of investment advisory fees and certain other expenses. ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
Absence of Prior Active Market Risk . While the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in shares.
Underlying Investment Company Risk. The Fund may invest in the securities of other investment companies including ETFs. If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. In addition, the Fund may be affected by losses of the Underlying Funds and the level of risk arising from the investment practices of the Underlying Funds. The Fund has no control over the risks taken by the Underlying Funds in which it invests. Underlying Funds may invest in equity or fixed income securities, government securities and commodities and they may engage in derivative transactions.
New Fund Risk . A new or smaller fund is subject to the risk that its performance may not represent how the Fund is expected to or may perform in the long-term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size. Further, an active trading market for shares of the Fund may not develop or be maintained.
Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.
Cybersecurity and Disaster Recovery Risks . Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the fund accountant, custodian, transfer agent, administrator and distributor), market makers, APs, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Fund’s other service providers, market makers, APs, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its NAV or impede trading.
Small- and Mid-Size Company Risk. Small-cap and mid-size companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling a security of a small-cap or mid-size issuer at a favorable price, especially in periods of market volatility.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons.
Inflation and Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Floating Rate Notes Risk. The Fund may invest in floating rate notes. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates but may decline in value and negatively impact the Fund’s NAV, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the floating rate notes, which only occur periodically. This risk is also heightened because floating rate Treasury obligations are new issuances for which a deep and liquid market may not develop. The Fund’s investment in floating rate notes may include bank loans. Bank loans may have a settlement period of up to seven days and may not be considered securities or have the same level of protection under federal securities laws.
Mortgage-Backed Security (“MBS”) Risk and Asset-Back Securities (“ABS”) Risk. MBS and ABS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.
Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Structured Instruments Risk. Underlying Funds may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument, and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the Underlying Funds, or they may not receive tax, accounting or regulatory treatment anticipated by the Underlying Funds.
Loans Risk. The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid, and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis (beyond seven days), potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.
Private Placement and Illiquid Securities Risk. Certain securities are privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933, as amended (“Securities Act”). If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.
Securities Lending Risk. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Short Position Risk. The Fund’s short positions may result in a loss if the price of the short position instruments rises, and it costs more to cover the short positions. In contrast to the Fund’s long positions for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited.
Performance
Because the Fund has not yet completed a full calendar year of performance, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus.
Management
Investment Adviser – Prospera Funds, Inc. is the investment adviser to the Fund.
Portfolio Managers – Peter Montalbano, Michael Lowenberg, and Kristof Wild are the portfolio managers of the Fund (all since the Fund’s inception in September 2025). Each portfolio manager is primarily and jointly responsible for management of the Fund’s portfolio.
Buying and Selling Exchange-Traded Shares
The Fund issues and redeems shares at NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with APs which have entered into contractual arrangements with Vigilant Distributors, LLC, the Fund’s distributor (“Distributor”). A Creation Unit consists of 12,500 shares. Creation Unit transactions are expected to be typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio. The Fund may, in certain circumstances, offer Creation Units partially or solely for cash.
Individual shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on Exchange and because shares will trade at market prices rather than NAV, shares of the Fund may trade at a price greater than or less than NAV.
Authorized Participants
The Fund issues and redeems shares at NAV only in Creation Units. Only APs may acquire shares directly from the Fund, and only APs may tender their shares for redemption directly to the Fund at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. Once created, shares trade in the secondary market in quantities less than a Creation Unit.
An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
Investors
Individual Fund shares may only be bought and sold by investors including APs in the secondary market through a broker or dealer at a market price. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website (www.prosperafunds.com).
Tax Information
The Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account.

Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealer and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.